Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Interest Income
Loans held for sale	$396	$328	$439	$684	$693
Loans held in portfolio	2,121	2,071	1,969	1,848	1,905
Available-for-sale securities	180	265	353	401	468
Other interest and dividend income	55	57	38	65	72
Total interest income	2,752	2,721	2,799	2,998	3,138
Interest Expense
Deposits	458	443	491	538	548
Borrowings	500	546	565	551	604
Total interest expense	958	989	1,056	1,089	1,152
Net interest income	1,794	1,732	1,743	1,909	1,986
Provision (reversal of reserve) for loan and lease losses	60	56	(202)	76	81
Net interest income after provision (reversal of reserve) for loan and lease losses	1,734	1,676	1,945	1,833	1,905
Noninterest Income
Home loan mortgage banking income, net	–	531	592	145	611
Depositor and other retail banking fees	507	463	472	471	454
Securities fees and commissions	105	107	103	103	100
Insurance income	57	61	49	45	48
Portfolio loan related income	103	87	96	116	111
Gain (loss) from other available-for-sale securities	41	21	(13)	557	137
Gain (loss) on extinguishment of borrowings	(1)	(89)	–	7	(49)
Other income	82	56	166	120	114
Total noninterest income	894	1,237	1,465	1,564	1,526
Noninterest Expense
Compensation and benefits	849	899	877	837	843
Occupancy and equipment	393	400	569	352	371
Telecommunications and outsourced information services	123	123	125	150	140
Depositor and other retail banking losses	40	40	40	35	37
Amortization of other intangible assets	14	15	15	15	15
Advertising and promotion	84	58	88	51	80
Professional fees	32	39	78	69	66
Other expense	313	306	309	301	298
Total noninterest expense	1,848	1,880	2,101	1,810	1,850
Income from continuing operations before income taxes	780	1,033	1,309	1,587	1,581
Income taxes	291	385	488	588	586
Income from continuing operations, net of taxes	489	648	821	999	995
Discontinued Operations
Income (loss) from discontinued operations before income taxes	–	(32)	34	38	34
Gain on disposition of discontinued operations	–	676	–	–	–
Income taxes	–	245	13	14	12
Income from discontinued operations, net of taxes	–	399	21	24	22
Net Income	$489	$1,047	$842	$1,023	$1,017

Basic Earnings Per Common Share:
Income from continuing operations	$0.57	$0.75	$0.93	$1.11	$1.09
Income from discontinued operations, net	–	0.46	0.02	0.03	0.03
Net income	0.57	1.21	0.95	1.14	1.12

Diluted Earnings Per Common Share:
Income from continuing operations	$0.55	$0.73	$0.91	$1.09	$1.07
Income from discontinued operations, net	–	0.45	0.02	0.02	0.02
Net income	0.55	1.18	0.93	1.11	1.09

Dividends declared per common share	0.43	0.42	0.41	0.40	0.30
Basic weighted average number of common shares outstanding (in thousands)	860,496	863,299	883,539	899,579	910,921
Diluted weighted average number of common shares outstanding (in thousands)	883,414	886,467	904,840	918,372	929,386

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Six Months Ended
	June 30, 2004	June 30, 2003
Interest Income
Loans held for sale	$724	$1,361
Loans held in portfolio	4,193	3,869
Available-for-sale securities	444	984
Other interest and dividend income	112	152
Total interest income	5,473	6,366
Interest Expense
Deposits	901	1,135
Borrowings	1,046	1,253
Total interest expense	1,947	2,388
Net interest income	3,526	3,978
Provision for loan and lease losses	116	169
Net interest income after provision for loan and lease losses	3,410	3,809
Noninterest Income
Home loan mortgage banking income, net	531	1,237
Depositor and other retail banking fees	969	875
Securities fees and commissions	212	189
Insurance income	118	94
Portfolio loan related income	190	227
Gain from other available-for-sale securities	62	131
Loss on extinguishment of borrowings	(90)	(136)
Other income	139	204
Total noninterest income	2,131	2,821
Noninterest Expense
Compensation and benefits	1,748	1,590
Occupancy and equipment	794	672
Telecommunications and outsourced information services	246	280
Depositor and other retail banking losses	80	78
Amortization of other intangible assets	29	31
Advertising and promotion	143	139
Professional fees	71	120
Other expense	617	586
Total noninterest expense	3,728	3,496
Income from continuing operations before income taxes	1,813	3,134
Income taxes	676	1,161
Income from continuing operations, net of taxes	1,137	1,973
Discontinued Operations
Income (loss) from discontinued operations before income taxes	(32)	65
Gain on disposition of discontinued operations	676	–
Income taxes	245	24
Income from discontinued operations, net of taxes	399	41
Net Income	$1,536	$2,014

Basic Earnings Per Common Share:
Income from continuing operations	$1.32	$2.15
Income from discontinued operations, net	0.46	0.05
Net income	1.78	2.20

Diluted Earnings Per Common Share:
Income from continuing operations	$1.29	$2.12
Income from discontinued operations, net	0.45	0.04
Net income	1.74	2.16

Dividends declared per common share	0.85	0.59
Basic weighted average number of common shares outstanding (in thousands)	861,898	915,974
Diluted weighted average number of common shares outstanding (in thousands)	884,940	932,109

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Assets
Cash and cash equivalents	$5,133	$6,045	$7,018	$5,744	$7,333
Federal funds sold and securities purchased under agreements to resell	70	1,783	19	12	2,085
Available-for-sale securities, total amortized cost of $19,392, $22,843, $36,858, $36,792 and $43,170:
Mortgage-backed securities	10,042	10,766	10,695	14,352	24,875
Investment securities	9,337	12,565	26,012	22,705	20,152
Loans held for sale	26,409	33,125	20,343	35,493	44,870
Loans held in portfolio	195,929	187,462	175,644	160,556	150,050
Allowance for loan and lease losses	(1,293)	(1,260)	(1,250)	(1,549)	(1,530)
Total loans held in portfolio, net of allowance for loan and lease losses	194,636	186,202	174,394	159,007	148,520
Investment in Federal Home Loan Banks	3,965	3,916	3,462	3,429	3,596
Mortgage servicing rights	7,501	5,239	6,354	5,870	4,598
Goodwill	6,196	6,196	6,196	6,196	6,196
Assets of discontinued operations	–	–	4,184	4,138	4,020
Other assets	15,255	14,931	16,501	29,685	16,875
Total assets	$278,544	$280,768	$275,178	$286,631	$283,120
Liabilities
Deposits:
Noninterest-bearing deposits	$33,343	$35,714	$29,968	$39,197	$46,505
Interest-bearing deposits	129,123	125,267	123,213	124,944	119,952
Total deposits	162,466	160,981	153,181	164,141	166,457
Federal funds purchased and commercial paper	2,293	4,501	2,011	3,113	2,632
Securities sold under agreements to repurchase	15,764	18,306	28,333	20,468	22,964
Advances from Federal Home Loan Banks	61,379	58,494	48,330	43,743	46,127
Other borrowings	12,113	13,692	15,483	12,584	12,986
Liabilities of discontinued operations	–	–	3,578	3,554	3,448
Other liabilities	4,160	4,411	4,520	18,587	7,528
Total liabilities	258,175	260,385	255,436	266,190	262,142
Stockholders’ equity	20,369	20,383	19,742	20,441	20,978
Total liabilities and stockholders’ equity	$278,544	$280,768	$275,178	$286,631	$283,120

Common shares outstanding at end of period (in thousands)(1)	872,246	868,953	880,986	913,854	924,238

Book value per common share(2)	$23.51	$23.62	$22.56	$22.77	$23.13

Tangible book value per common share(2)	16.47	16.53	15.58	15.94	16.35

Employees at end of period(3)	57,274	59,173	63,720	62,901	60,166

(1)                                      Includes 6,000,000 shares at June 30, 2004, March 31, 2004 and December 31, 2003, 16,200,000 shares at September 30, 2003, and 17,100,000 shares at June 30, 2003, held in escrow.

(2)                                      Excludes 6,000,000 shares at June 30, 2004, March 31, 2004 and December 31, 2003, 16,200,000 shares at September 30, 2003, and 17,100,000 shares at June 30, 2003, held in escrow.

(3)                                      Includes 2,346, 2,352, and 2,397 employees reported as part of discontinued operations at December 31, 2003, September 30, 2003, and June 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Stockholders’ Equity Rollforward
Balance, beginning of period	$20,383	$19,742	$20,441	$20,978	$20,608
Net income	489	1,047	842	1,023	1,017
Other comprehensive income (loss), net of tax	(210)	512	(105)	(805)	91
Cash dividends declared on common stock	(372)	(367)	(368)	(362)	(275)
Cash dividends returned(1)	–	–	45	4	2
Common stock repurchased and retired	–	(712)	(1,269)	(457)	(621)
Common stock issued	79	161	156	60	156
Balance, end of period	$20,369	$20,383	$19,742	$20,441	$20,978

(1)                                      Represents accumulated dividends on shares returned from escrow.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
CONSUMER GROUP
RETAIL BANKING AND FINANCIAL SERVICES
Condensed income statement:
Net interest income	$1,271	$1,236	$1,116	$994	$975
Provision for loan and lease losses	42	38	35	40	37
Noninterest income	702	622	646	653	625
Inter-segment revenue	7	6	20	63	45
Noninterest expense	1,120	1,071	1,075	982	958
Income before income taxes	818	755	672	688	650
Income taxes	310	286	257	273	245
Net income	$508	$469	$415	$415	$405
Performance and other data:
Efficiency ratio(1)	50.07%	50.58%	53.01%	49.80%	50.40%
Average loans	$158,945	$149,356	$135,323	$118,295	$114,390
Average assets	171,306	161,298	147,203	130,048	125,666
Average deposits	128,680	128,000	128,651	126,040	123,767

MORTGAGE BANKING
Condensed income statement:
Net interest income	$358	$277	$401	$683	$668
Provision for loan and lease losses	3	2	–	1	1
Noninterest income	199	760	870	288	953
Inter-segment expense	7	6	20	63	45
Noninterest expense	649	671	867	729	786
Income (expense) before income taxes	(102)	358	384	178	789
Income taxes (benefit)	(39)	135	163	61	300
Net income (loss)	$(63)	$223	$221	$117	$489
Performance and other data:
Efficiency ratio(1)	108.71%	59.97%	65.16%	74.58%	46.58%
Average loans	$26,999	$19,871	$24,677	$51,648	$51,558
Average assets	39,936	35,478	44,279	78,809	73,411
Average deposits	19,837	14,877	18,347	35,120	30,039

COMMERCIAL GROUP
Condensed income statement:
Net interest income	$340	$340	$364	$324	$316
Provision for loan and lease losses	10	15	22	24	26
Noninterest income	103	87	54	204	122
Noninterest expense	145	152	154	142	139
Income from continuing operations before income taxes	288	260	242	362	273
Income taxes	101	91	90	130	97
Income from continuing operations	187	169	152	232	176
Income from discontinued operations, net of taxes	–	–	21	24	22
Net income	$187	$169	$173	$256	$198
Performance and other data:
Efficiency ratio(1)	26.10%	28.73%	29.77%	21.42%	24.95%
Average loans	$38,517	$37,005	$37,816	$35,318	$34,480
Average assets	43,761	42,871	46,368	44,017	43,133
Average deposits	6,898	6,049	6,130	6,131	4,868

__________________________

(1)                                      The efficiency ratio is defined as noninterest expense, excluding a cost of capital charge on goodwill, divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(281)	$(224)	$(235)	$(183)	$(59)
Noninterest income (expense)	33	(68)	135	611	–
Noninterest expense	144	196	217	169	177
Income (expense) from continuing operations	(392)	(488)	(317)	259	(236)
Income taxes (benefit)	(146)	(182)	(118)	96	(87)
Income (expense) from continuing operations	(246)	(306)	(199)	163	(149)
Income from discontinued operations, net of taxes	–	399	–	–	–
Net income (loss)	$(246)	$93	$(199)	$163	$(149)
Performance and other data:
Average assets	$30,687	$33,416	$41,472	$39,103	$43,492
Average deposits	9,391	5,028	5,558	6,654	5,006

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(2)	$106	$103	$97	$91	$86
Provision (reversal of reserve) for loan and lease losses(3)	5	1	(259)	11	17
Noninterest income (expense)(4)	(143)	(164)	(240)	(192)	(174)
Noninterest (income) expense(5)	(210)	(210)	(212)	(212)	(210)
Income before income taxes	168	148	328	100	105
Income taxes(6)	65	55	96	28	31
Net income	$103	$93	$232	$72	$74
Performance and other data:
Average loans(7)	$(1,553)	$(1,505)	$(1,421)	$(1,293)	$(1,201)
Average assets(7)(8)	(1,750)	(1,657)	(1,882)	(1,762)	(1,665)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,794	$1,732	$1,743	$1,909	$1,986
Provision (reversal of reserve) for loan and lease losses	60	56	(202)	76	81
Noninterest income	894	1,237	1,465	1,564	1,526
Noninterest expense	1,848	1,880	2,101	1,810	1,850
Income from continuing operations before income taxes	780	1,033	1,309	1,587	1,581
Income taxes	291	385	488	588	586
Income from continuing operations	489	648	821	999	995
Income from discontinued operations, net of taxes	–	399	21	24	22
Net income	$489	$1,047	$842	$1,023	$1,017
Performance and other data:
Efficiency ratio(9)	68.77%	63.34%	65.51%	52.13%	52.66%
Average loans	$222,908	$204,727	$196,395	$203,968	$199,227
Average assets	283,940	271,406	277,440	290,215	284,037
Average deposits	164,806	153,954	158,686	173,945	163,680

(2)                                      Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services segment and the amount recognized in the Company’s Consolidated Statements of Income.  For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services segment are treated as if they are purchased from the Mortgage Banking segment.  Since the cost basis of these loans includes an assumed profit factor paid to the Mortgage Banking segment, the amortization of loan premiums recorded by the Retail Banking and Financial Services segment includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(3)                                      Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

(4)                                      Represents the difference between gain from mortgage loans recorded by the Mortgage Banking segment and the gain from mortgage loans recognized in the Company’s Consolidated Statements of Income.  As the Mortgage Banking segment holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(5)                                      Represents the corporate offset for the cost of capital related to goodwill that has been allocated to the segments.

(6)                                      Represents the tax effect of reconciling adjustments.

(7)                                      Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking and Financial Services segment recognized from the transfer of portfolio loans from the Mortgage Banking segment.

(8)                                      Includes the impact to the allowance for loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

Quarter Ended
June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
$(197)	$(152)	$(461)	$(469)	$(464)

(9)                                      The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
PROFITABILITY
Net interest income	$1,794	$1,732	$1,743	$1,909	$1,986
Net interest margin	2.86%	2.89%	2.90%	3.07%	3.22%
Noninterest income	$894	$1,237	$1,465	$1,564	$1,526
Noninterest expense	1,848	1,880	2,101	1,810	1,850
Basic earnings per common share:
Income from continuing operations	$0.57	$0.75	$0.93	$1.11	$1.09
Income from discontinued operations, net	–	0.46	0.02	0.03	0.03
Net income	0.57	1.21	0.95	1.14	1.12
Diluted earnings per common share:
Income from continuing operations	$0.55	$0.73	$0.91	$1.09	$1.07
Income from discontinued operations, net	–	0.45	0.02	0.02	0.02
Net income	0.55	1.18	0.93	1.11	1.09
Dividends declared per common share	$0.43	$0.42	$0.41	$0.40	$0.30
Return on average assets(1)	0.69%	1.54%	1.21%	1.41%	1.43%
Return on average common equity(1)	9.63	20.85	16.83	19.82	19.26
Efficiency ratio(2)(3)	68.77	63.34	65.51	52.13	52.66
ASSET QUALITY
Nonaccrual loans(4)(5)	$1,396	$1,542	$1,626	$1,813	$1,893
Foreclosed assets(5)	286	307	311	293	307
Total nonperforming assets(5)	1,682	1,849	1,937	2,106	2,200
Nonperforming assets/total assets(5)	0.60%	0.66%	0.70%	0.73%	0.78%
Restructured loans(5)	$79	$107	$111	$118	$89
Total nonperforming assets and restructured loans(5)	1,761	1,956	2,048	2,224	2,289
Allowance for loan and lease losses(5)	1,293	1,260	1,250	1,549	1,530
Allowance as a percentage of total loans held in portfolio(5)	0.66%	0.67%	0.71%	0.96%	1.02%
Provision (reversal of reserve) for loan and lease losses	$60	$56	$(202)	$76	$81
Net charge-offs(5)	24	46	97	74	81
CAPITAL ADEQUACY(5)
Stockholders’ equity/total assets	7.31%	7.26%	7.17%	7.13%	7.41%
Tangible common equity(6)/total tangible assets(6)	5.32	5.21	5.26	5.26	5.26
Estimated total risk-based capital/risk-weighted assets(7)	10.34	10.53	10.94	11.54	11.68
SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$31,694	$23,859	$29,362	$51,272	$51,519
Total loans held in portfolio	191,214	180,868	167,033	152,696	147,708
Total interest-earning assets	251,264	239,979	241,718	249,892	246,851
Total assets	283,940	271,406	277,440	290,215	284,037
Total interest-bearing deposits	127,670	123,336	125,318	124,488	120,144
Total noninterest-bearing deposits	37,136	30,618	33,368	49,457	43,536
Total stockholders’ equity	20,288	20,088	20,027	20,657	21,112
Period-end balance sheet:
Loans held for sale	26,409	33,125	20,343	35,493	44,870
Loans held in portfolio, net of allowance for loan and lease losses	194,636	186,202	174,394	159,007	148,520
Interest-earning assets(2)	245,752	249,617	236,175	236,547	245,628
Total assets	278,544	280,768	275,178	286,631	283,120
Interest-bearing deposits	129,123	125,267	123,213	124,944	119,952
Noninterest-bearing deposits	33,343	35,714	29,968	39,197	46,505
Total stockholders’ equity	20,369	20,383	19,742	20,441	20,978

(1)                                      Includes income from continuing and discontinued operations through the period ending March 31, 2004.

(2)                                      Based on continuing operations.

(3)                                      The efficiency ratio is defined as noninterest expense, divided by total revenue (net interest income and noninterest income).

(4)                                      Excludes nonaccrual loans held for sale.

(5)                                      As of quarter end.

(6)                                      Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.

(7)                                      Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004			Mar. 31, 2004			June 30, 2003
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$1,030	1.14%	$3	$1,026	1.34%	$3	$3,448	1.29%	$11
Available-for-sale securities(1):
Mortgage-backed securities	9,887	3.92	97	9,999	4.35	109	24,087	5.22	314
Investment securities	11,975	2.76	83	19,073	3.29	156	14,880	4.14	154
Loans held for sale(2)	31,694	5.00	396	23,859	5.50	328	51,519	5.38	693
Loans held in portfolio(2):
Loans secured by real estate:
Home	105,360	4.12	1,086	102,691	4.24	1,089	83,426	4.95	1,033
Purchased specialty mortgage finance	15,361	4.77	183	14,016	5.21	182	10,475	5.50	144
Total home loans	120,721	4.20	1,269	116,707	4.36	1,271	93,901	5.01	1,177
Home equity loans and lines of credit	33,716	4.53	381	29,262	4.72	344	19,238	5.13	246
Home construction:
Builder(3)	1,211	4.35	13	1,117	4.42	12	1,103	4.77	13
Custom(4)	1,299	6.16	20	1,200	6.17	19	927	7.48	17
Multi-family	20,809	4.97	259	20,376	5.06	258	19,036	5.34	255
Other real estate	6,502	6.05	98	6,589	5.77	95	7,306	6.25	114
Total loans secured by real estate	184,258	4.43	2,040	175,251	4.57	1,999	141,511	5.15	1,822
Consumer	927	9.92	23	997	10.15	25	1,253	8.93	28
Commercial business	6,029	3.83	58	4,620	4.01	47	4,944	4.38	55
Total loans held in portfolio	191,214	4.44	2,121	180,868	4.58	2,071	147,708	5.16	1,905
Other	5,464	3.84	52	5,154	4.17	54	5,209	4.69	61
Total interest-earning assets	251,264	4.38	2,752	239,979	4.54	2,721	246,851	5.08	3,138
Noninterest-earning assets:
Mortgage servicing rights	7,128			5,872			4,754
Goodwill	6,196			6,196			6,196
Other(5)	19,352			19,359			26,236
Total assets	$283,940			$271,406			$284,037
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$65,468	1.28	208	$67,431	1.28	214	$60,597	1.74	262
Savings and money market deposits	29,328	0.82	60	26,915	0.75	50	28,229	0.98	69
Time deposits	32,874	2.31	190	28,990	2.48	179	31,318	2.77	217
Total interest-bearing deposits	127,670	1.44	458	123,336	1.45	443	120,144	1.83	548
Federal funds purchased and commercial paper	3,029	1.07	8	3,493	1.08	10	2,972	1.27	10
Securities sold under agreements to repurchase	17,004	2.28	98	21,954	1.93	107	20,040	2.66	134
Advances from Federal Home Loan Banks	59,233	1.88	281	52,921	2.28	305	51,916	2.56	334
Other	12,774	3.56	113	14,032	3.56	124	13,297	3.80	126
Total interest-bearing liabilities	219,710	1.74	958	215,736	1.83	989	208,369	2.21	1,152
Noninterest-bearing sources:
Noninterest-bearing deposits	37,136			30,618			43,536
Other liabilities(6)	6,806			4,964			11,020
Stockholders’ equity	20,288			20,088			21,112
Total liabilities and stockholders’ equity	$283,940			$271,406			$284,037
Net interest spread and net interest income		2.64	$1,794		2.71	$1,732		2.87	$1,986
Impact of noninterest-bearing sources		0.22			0.18			0.35
Net interest margin		2.86			2.89			3.22

(1)                                      The average balance and yield are based on average amortized cost balances.

(2)                                      Nonaccrual loans were included in the average loan amounts outstanding.

(3)                                      Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)                                      Represents construction loans made directly to the intended occupant of a single-family residence.

(5)                                      Includes assets of continuing and discontinued operations for the quarter ended June 30, 2003.

(6)                                      Includes liabilities of continuing and discontinued operations for the quarter ended June 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Six Months Ended
	June 30, 2004			June 30, 2003
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$1,028	1.24%	$6	$4,286	1.27%	$27
Available-for-sale securities(1):
Mortgage-backed securities	9,943	4.14	205	25,142	5.26	661
Investment securities	15,524	3.08	239	14,903	4.34	323
Loans held for sale(2)	27,776	5.21	724	49,422	5.51	1,361
Loans held in portfolio(2):
Loans secured by real estate:
Home	104,025	4.18	2,174	83,255	5.08	2,116
Purchased specialty mortgage finance	14,689	4.98	366	10,286	5.72	294
Total home loans	118,714	4.28	2,540	93,541	5.15	2,410
Home equity loans and lines of credit	31,489	4.62	725	18,248	5.28	480
Home construction:
Builder(3)	1,164	4.38	26	1,080	4.90	27
Custom(4)	1,249	6.16	38	923	7.61	35
Multi-family	20,592	5.02	517	18,758	5.50	516
Other real estate	6,546	5.91	194	7,525	6.30	237
Total loans secured by real estate	179,754	4.50	4,040	140,075	5.29	3,705
Consumer	962	10.04	48	1,293	8.94	57
Commercial business	5,325	3.91	105	4,837	4.42	107
Total loans held in portfolio	186,041	4.51	4,193	146,205	5.30	3,869
Other	5,309	4.00	106	4,873	5.16	125
Total interest-earning assets	245,621	4.46	5,473	244,831	5.20	6,366
Noninterest-earning assets:
Mortgage servicing rights	6,500			5,103
Goodwill	6,196			6,202
Other(5)	19,356			26,262
Total assets	$277,673			$282,398
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$66,449	1.28	422	$59,416	1.83	538
Savings and money market deposits	28,122	0.79	110	28,056	1.03	143
Time deposits	30,932	2.39	369	32,088	2.85	454
Total interest-bearing deposits	125,503	1.44	901	119,560	1.91	1,135
Federal funds purchased and commercial paper	3,261	1.07	18	2,339	1.29	15
Securities sold under agreements to repurchase	19,479	2.08	205	20,205	2.71	274
Advances from Federal Home Loan Banks	56,077	2.07	586	53,869	2.64	712
Other	13,403	3.56	237	13,694	3.66	252
Total interest-bearing liabilities	217,723	1.79	1,947	209,667	2.29	2,388
Noninterest-bearing sources:
Noninterest-bearing deposits	33,877			41,249
Other liabilities(6)	5,885			10,663
Stockholders’ equity	20,188			20,819
Total liabilities and stockholders’ equity	$277,673			$282,398
Net interest spread and net interest income		2.67	$3,526		2.91	$3,978
Impact of noninterest-bearing sources		0.21			0.34
Net interest margin		2.88			3.25

(1)                                      The average balance and yield are based on average amortized cost balances.

(2)                                      Nonaccrual loans were included in the average loan amounts outstanding.

(3)                                      Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)                                      Represents construction loans made directly to the intended occupant of a single-family residence.

(5)                                      Includes assets of continuing and discontinued operations for the six months ended June 30, 2003.

(6)                                      Includes liabilities of continuing and discontinued operations for the six months ended June 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Deposits
Retail Deposits:
Checking:
Noninterest bearing	$15,666	$15,107	$13,724	$14,033	$13,244
Interest bearing	59,395	66,618	67,990	66,009	61,131
Total checking	75,061	81,725	81,714	80,042	74,375
Savings and money market deposits	30,413	22,452	22,131	22,657	23,171
Time deposits(1)	23,990	24,128	24,605	25,356	26,591
Total retail deposits	129,464	128,305	128,450	128,055	124,137
Commercial business	7,925	7,038	7,159	6,451	6,083
Wholesale	8,874	6,219	2,579	4,711	3,287
Custodial and escrow(2)	16,203	19,419	14,993	24,924	32,950
Total deposits	$162,466	$160,981	$153,181	$164,141	$166,457

(1)                                      Weighted average remaining maturity of time deposits was 16 months at June 30, 2004, 16 months at March 31, 2004, 14 months at December 31, 2003, 15 months at September 30, 2003 and 16 months at June 30, 2003.

(2)                                      Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Retail Checking Accounts(1)
Accounts, beginning of period	8,273,235	8,066,332	7,882,946	7,637,914	7,461,320
Net accounts opened during the quarter	156,687	206,903	183,386	245,032	176,594
Accounts, end of period	8,429,922	8,273,235	8,066,332	7,882,946	7,637,914

(1)                                      Retail checking accounts exclude commercial business accounts.  The information provided refers to the number of accounts, not dollar amounts.

	June 30, 2004	Mar. 31, 2004		Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Retail Banking Stores
Stores, beginning of period	1,755	1,776		1,677	1,602	1,556
Net stores opened during the quarter	61	(21	)(1)	99	75	46
Stores, end of period	1,816	1,755		1,776	1,677	1,602

(1)                                      The Company consolidated 79 grocery store locations into larger, existing, retail banking stores.

	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Assets Under Management	$20,106	$19,438	$17,868	$16,017	$15,315

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Loan Volume
Home loans:
Adjustable rate	$29,753	$21,822	$23,397	$28,225	$24,847
Fixed rate	26,076	21,564	28,105	83,360	80,107
Specialty mortgage finance(1)	7,323	7,113	6,031	5,460	4,658
Total home loan volume	63,152	50,499	57,533	117,045	109,612
Home equity loans and lines of credit	11,572	8,416	7,922	9,369	7,152
Home construction loans:
Builder(2)	447	273	636	787	606
Custom(3)	392	336	377	363	273
Multi-family	2,346	1,525	1,647	2,598	2,022
Other real estate	760	370	655	439	595
Total loans secured by real estate	78,669	61,419	68,770	130,601	120,260
Consumer	63	58	72	146	61
Commercial business	789	688	1,061	1,191	1,304
Total loan volume	$79,521	$62,165	$69,903	$131,938	$121,625
Loan Volume by Channel
Retail	$37,720	$28,126	$31,630	$55,104	$46,620
Wholesale	19,534	15,419	16,334	27,410	27,067
Purchased/correspondent	22,267	18,620	21,939	49,424	47,938
Total loan volume by channel	$79,521	$62,165	$69,903	$131,938	$121,625
Refinancing Activity(4)
Home loan refinancing	$40,201	$33,233	$36,817	$90,762	$87,772
Home equity loans and lines of credit and consumer	1,147	1,107	848	2,030	1,203
Home construction loans	13	12	6	16	13
Multi-family and other real estate	883	575	690	1,164	893
Total refinancing	$42,244	$34,927	$38,361	$93,972	$89,881
Home Loan Volume by Index
Short-term adjustable-rate loans(5):
Treasury indices	$16,467	$13,440	$13,021	$7,076	$5,510
COFI	167	110	151	124	198
Other	812	218	628	336	223
Total short-term adjustable-rate loans	17,446	13,768	13,800	7,536	5,931
Medium-term adjustable-rate loans(6)	17,536	12,814	13,667	24,138	22,070
Fixed-rate loans	28,170	23,917	30,066	85,371	81,611
Total home loan volume	$63,152	$50,499	$57,533	$117,045	$109,612

Note:  Pursuant to regulatory guidance issued in December 2003,  buyouts of delinquent mortgages contained within Government National Mortgage Association  (GNMA)  loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of $689 million, $1.05 billion, $1.30 billion, $1.67 billion and $1.46 billion for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003.

(1)                                      Represents purchased Specialty Mortgage Finance loan portfolios and mortgages originated by Long Beach Mortgage.

(2)                                      Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)                                      Represents construction loans made directly to the intended occupant of a single-family residence.

(4)                                      Includes loan refinancing entered into by both new and pre-existing loan customers.

(5)                                      Short term is defined as adjustable-rate loans that reprice within one year or less.

(6)                                      Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Six Months Ended
	June 30, 2004	June 30, 2003
Loan Volume
Home loans:
Adjustable rate	$51,575	$48,278
Fixed rate	47,640	152,139
Specialty mortgage finance(1)	14,436	9,187
Total home loan volume	113,651	209,604
Home equity loans and lines of credit	19,988	12,348
Home construction loans:
Builder(2)	720	1,083
Custom(3)	728	436
Multi-family	3,871	3,819
Other real estate	1,130	876
Total loans secured by real estate	140,088	228,166
Consumer	121	120
Commercial business	1,477	2,118
Total loan volume	$141,686	$230,404
Loan Volume by Channel
Retail	$65,846	$82,813
Wholesale	34,953	51,927
Purchased/correspondent	40,887	95,664
Total loan volume by channel	$141,686	$230,404
Refinancing Activity(4)
Home loan refinancing	$73,434	$170,404
Home equity loans and lines of credit and consumer	2,254	1,896
Home construction loans	25	25
Multi-family and other real estate	1,458	1,600
Total refinancing	$77,171	$173,925
Home Loan Volume by Index
Short-term adjustable-rate loans(5):
Treasury indices	$29,907	$10,049
COFI	277	447
Other	1,030	441
Total short-term adjustable-rate loans	31,214	10,937
Medium-term adjustable-rate loans(6)	30,350	43,600
Fixed-rate loans	52,087	155,067
Total home loan volume	$113,651	$209,604

Note:  Pursuant to regulatory guidance issued in December 2003,  buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of $1.74 billion and $3.98 billion for the six months ended June 30, 2004 and June 30, 2003.

(1)                                      Represents purchased Specialty Mortgage Finance loan portfolios and mortgages originated by Long Beach Mortgage.

(2)                                      Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)                                      Represents construction loans made directly to the intended occupant of a single-family residence.

(4)                                      Includes loan refinancing entered into by both new and pre-existing loan customers.

(5)                                      Short term is defined as adjustable-rate loans that reprice within one year or less.

(6)                                      Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from Mar. 31, 2004 to June 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home	$1,366	$106,312	$104,946	$100,043	$90,243	$83,839
Purchased specialty mortgage finance	780	16,217	15,437	12,973	11,366	10,836
Total home loans	2,146	122,529	120,383	113,016	101,609	94,675
Home equity loans and lines of credit	4,813	36,077	31,264	27,647	24,060	20,505
Home construction:
Builder(1)	136	1,241	1,105	1,052	1,061	1,121
Custom(2)	99	1,364	1,265	1,168	1,032	963
Multi-family	577	21,156	20,579	20,324	20,191	19,482
Other real estate	5	6,513	6,508	6,649	6,932	7,122
Total loans secured by real estate	7,776	188,880	181,104	169,856	154,885	143,868
Consumer	(62)	892	954	1,028	1,121	1,207
Commercial business	753	6,157	5,404	4,760	4,550	4,975
Total loans held in portfolio	8,467	195,929	187,462	175,644	160,556	150,050
Less: allowance for loan and lease losses	(33)	(1,293)	(1,260)	(1,250)	(1,549)	(1,530)
Total net loans held in portfolio	8,434	194,636	186,202	174,394	159,007	148,520
Loans held for sale(3)	(6,716)	26,409	33,125	20,343	35,493	44,870
Total net loans	$1,718	$221,045	$219,327	$194,737	$194,500	$193,390

(1)                                      Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(2)                                      Represents construction loans made directly to the intended occupant of a single-family residence.

(3)                                      Fair value of loans held for sale was $26.53 billion, $33.28 billion, $20.34 billion, $35.53 billion and $44.87 billion as of June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from Mar. 31, 2004 to June 30, 2004	June 30, 2004	Weighted Average Coupon Rate	Mar. 31, 2004	Weighted Average Coupon Rate	June 30, 2003	Weighted Average Coupon Rate
Loans Secured by Real Estate and MBS
Selected loans held in portfolio secured by real estate(1):
Short-term adjustable-rate loans(2):
COFI	$(840)	$9,038	4.83%	$9,878	4.86%	$13,210	5.20%
Treasury indices	5,711	64,692	3.77	58,981	3.76	36,410	4.26
Other	3,831	34,590	4.70	30,759	4.78	22,244	5.31
Total short-term adjustable-rate loans	8,702	108,320	4.15	99,618	4.19	71,864	4.76
Medium-term adjustable-rate loans(3)	(1,518)	51,691	5.41	53,209	5.51	44,427	6.01
Fixed-rate loans	352	19,751	6.65	19,399	6.80	18,371	7.55
Total loans held in portfolio secured by real estate(4)	7,536	179,762	4.79	172,226	4.89	134,662	5.55
Loans held for sale(5)	(6,667)	26,274	5.26	32,941	5.51	44,765	5.74
Total loans secured by real estate	869	206,036	4.85	205,167	4.99	179,427	5.60
MBS(6):
Short-term adjustable-rate MBS(2):
COFI	(431)	4,533	3.78	4,964	3.82	9,555	4.09
Treasury indices	356	4,581	2.68	4,225	2.50	7,790	3.34
Other	–	9	3.09	9	3.08	3,300	5.31
Total short-term adjustable-rate MBS	(75)	9,123	3.23	9,198	3.21	20,645	4.00
Fixed-rate MBS	(604)	668	6.99	1,272	6.38	3,938	6.04
Total MBS(7)	(679)	9,791	3.49	10,470	3.60	24,583	4.33
Total loans secured by real estate and MBS	$190	$215,827	4.79	$215,637	4.92	$204,010	5.45

(1)                                      Includes total home loans, home equity loans and lines of credit and multi-family loans.

(2)                                      Short term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(3)                                      Medium term is defined as adjustable-rate loans that reprice after one year.

(4)                                      At June 30, 2004, March 31, 2004 and June 30, 2003, the adjustable-rate loans with lifetime caps were $156.12 billion, $149.33 billion and $113.01 billion with a lifetime weighted average cap rate of 12.24%, 12.20% and 12.54%.

(5)                                      Excludes student loans.

(6)                                      Excludes principal-only strips and interest-only strips.

(7)                                      At June 30, 2004, March 31, 2004 and June 30, 2003, the adjustable-rate MBS with lifetime caps were $6.60 billion, $7.48 billion and $20.57 billion with a lifetime weighted average cap rate of 11.33%, 11.33% and 11.35%.

	Mar. 31, 2004 to June 30, 2004	Dec. 31, 2003 to June 30, 2004
Rollforward of Loans Held for Sale
Balance, beginning of period	$33,125	$20,343
Loans originated and purchased	47,285	80,603
Loans sold and other	(54,001)	(74,537)
Balance, end of period	$26,409	$26,409

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$187,462	$175,644
Loans originated and purchased	32,236	61,083
Loan payments and other	(23,769)	(40,798)
Balance, end of period	$195,929	$195,929

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$485	$502	$524	$542	$593
Amortization of mortgage servicing rights	(546)	(750)	(604)	(665)	(1,032)
Mortgage servicing rights valuation adjustments(1)	(51)	(606)	615	368	(309)
Other, net	(89)	(66)	(75)	(220)	(161)
Net home loan servicing income (expense)	(201)	(920)	460	25	(909)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management(2)	(322)	1,108	(314)	(317)	745
Loans held for sale risk management(3)	142	(66)	8	145	(147)
Total revaluation gain (loss) from derivatives	(180)	1,042	(306)	(172)	598
Net settlement income from certain interest-rate swaps	192	167	190	130	84
Gain (loss) from mortgage loans(3)	113	171	63	(204)	747
Loan related income	76	71	124	108	91
Gain from sale of originated mortgage-backed securities	–	–	61	258	–
Total home loan mortgage banking income	–	531	592	145	611
Impact of other mortgage servicing rights risk management instruments(4):
Gain (loss) from certain available-for-sale securities	–	5	(11)	176	140
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$–	$536	$581	$321	$751

	Six Months Ended
	June 30, 2004	June 30, 2003
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$987	$1,206
Amortization of mortgage servicing rights	(1,296)	(2,000)
Mortgage servicing rights valuation adjustments(1)	(657)	(272)
Other, net	(155)	(294)
Net home loan servicing expense	(1,121)	(1,360)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management(2)	786	1,157
Loans held for sale risk management(3)	76	(342)
Total revaluation gain from derivatives	862	815
Net settlement income from certain interest-rate swaps	359	224
Gain from mortgage loans(3)	284	1,391
Loan related income	147	166
Gain from sale of originated mortgage-backed securities	–	1
Total home loan mortgage banking income	531	1,237
Impact of other mortgage servicing rights risk management instruments(4):
Gain from certain available-for-sale securities	5	140
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$536	$1,377

(1)                                      Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology.  The Company prospectively applied fair value hedge accounting treatment, as prescribed by Statement of Financial Accounting Standards (Statement) No. 133, to most of its MSR on April 1, 2004.

(2)                                      Represents the change in fair value from certain derivatives that economically hedge the MSR.

(3)                                      Gain (loss) from mortgage loans net of revaluation gain (loss) from derivatives used for loans held for sale risk management was a net gain of $255 million for the quarter ended June 30, 2004, compared with a net gain of $105 million for the quarter ended March 31, 2004, a net gain of $71 million for the quarter ended December 31, 2003, a net loss of $59 million for the quarter ended September 30, 2003, and a net gain of $600 million for the quarter ended June 30, 2003.  Gain from mortgage loans net of revaluation gain (loss) from derivatives used for loans held for sale risk management was a net gain of $360 million for the six months ended June 30, 2004, compared with a net gain of $1.05 billion for the six months ended June 30, 2003.

(4)                                      Includes only instruments designated for mortgage servicing rights risk management and does not include the effects of instruments held for asset/liability risk management.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended		Six Months Ended
	June 30, 2004	Mar. 31, 2004	June 30, 2004
Mortgage Servicing Rights (“MSR”) Performance
Statement No. 133 MSR accounting valuation adjustments	$1,707	$–	$1,707
Statement No. 133 fair value hedge valuation adjustment	(1,985)	–	(1,985)
Statement No. 133 ineffectiveness	(278)	–	(278)
Change in value of MSR accounted for under lower of cost or market value methodology (reversal of impairment reserve)	227	(606)	(379)
Mortgage servicing rights valuation adjustments(1)	(51)	(606)	(657)
Revaluation gain (loss) from derivatives: MSR risk management	(322)	1,108	786
Amortization of mortgage servicing rights	(546)	(750)	(1,296)
Net settlement income from certain interest-rate swaps	195	160	355
Gain from certain available-for-sale securities	–	5	5
Net MSR valuation less hedging expense	$(724)	$(83)	$(807)

(1)                                      Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology. The Company began applying fair value hedge accounting treatment, as prescribed by Statement No. 133, to most of its MSR on a prospective basis as of April 1, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Rollforward of Mortgage Servicing Rights (“MSR”)(1)
Balance, beginning of period	$5,239	$6,354	$5,870	$4,598	$5,210
Home loans:
Additions	874	241	701	1,587	976
Amortization	(546)	(750)	(604)	(665)	(1,032)
(Impairment) reversal	227	(606)	615	368	(309)
Statement No. 133 MSR accounting valuation adjustments	1,707	–	–	–	–
Sales	–	–	(231)	(18)	(247)
Net change in commercial real estate MSR	–	–	3	–	–
Balance, end of period(2)	$7,501	$5,239	$6,354	$5,870	$4,598
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$3,035	$2,435	$3,075	$3,444	$3,864
Impairment (reversal)	(227)	606	(615)	(368)	309
Other than temporary impairment	(388)	–	–	–	(579)
Sales	–	–	(25)	(1)	(150)
Other	(3)	(6)	–	–	–
Balance, end of period	$2,417	$3,035	$2,435	$3,075	$3,444
Rollforward of Loans Serviced for Others
Balance, beginning of period	$559,807	$582,669	$577,822	$583,823	$591,917
Home loans:
Additions	54,201	22,009	51,480	105,883	105,992
Sales	–	–	(195)	–	(2,960)
Loan payments and other	(56,388)	(46,058)	(47,062)	(111,834)	(110,867)
Net change in commercial real estate loans serviced for others	768	1,187	624	(50)	(259)
Balance, end of period	$558,388	$559,807	$582,669	$577,822	$583,823

	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Total Servicing Portfolio
Loans serviced for others	$558,388	$559,807	$582,669	$577,822	$583,823
Servicing on retained MBS without MSR	2,938	3,208	3,455	3,810	4,293
Servicing on owned loans	205,714	204,449	182,604	182,570	180,377
Subservicing portfolio	563	1,528	1,852	249	2,453
Total servicing portfolio	$767,603	$768,992	$770,580	$764,451	$770,946

	June 30, 2004
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points, annualized)
Loans Serviced for Others by Loan Type
Government	$59,662	49
Agency	367,178	30
Private	113,720	36
Specialty home loans	17,828	50
Total loans serviced for others(3)	$558,388	34

(1)                                      Net of valuation allowance.

(2)                                      At June 30, 2004, aggregate mortgage servicing rights fair value was $7.52 billion.

(3)                                      Weighted average coupon rate (annualized) was 5.93% at June 30, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,260	$1,250	$1,549	$1,530	$1,530
Allowance for certain loan commitments/other	(3)	–	–	17	–
Provision (reversal of reserve) for loan and lease losses	60	56	(202)	76	81
	1,317	1,306	1,347	1,623	1,611
Loans charged off:
Loans secured by real estate:
Home	(8)	(16)	(18)	(22)	(9)
Purchased specialty mortgage finance	(9)	(9)	(11)	(9)	(9)
Total home loan charge-offs	(17)	(25)	(29)	(31)	(18)
Home equity loans and lines of credit	(5)	(7)	(2)	(4)	(4)
Home construction - builder (1)	–	(1)	(1)	(1)	–
Multi-family	–	–	(1)	(4)	–
Other real estate	(1)	(8)	(52)	(16)	(21)
Total loans secured by real estate	(23)	(41)	(85)	(56)	(43)
Consumer	(11)	(14)	(14)	(20)	(18)
Commercial business	(4)	(6)	(15)	(19)	(31)
Total loans charged off	(38)	(61)	(114)	(95)	(92)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home	–	–	1	7	2
Purchased specialty mortgage finance	1	1	1	1	1
Total home loan recoveries	1	1	2	8	3
Home equity loans and lines of credit	1	1	–	–	–
Multi-family	–	2	–	–	–
Other real estate	4	2	5	6	2
Total loans secured by real estate	6	6	7	14	5
Consumer	5	5	5	5	3
Commercial business	3	4	5	2	3
Total recoveries of loans previously charged off	14	15	17	21	11
Net charge-offs	(24)	(46)	(97)	(74)	(81)
Balance, end of quarter	$1,293	$1,260	$1,250	$1,549	$1,530

Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.05%	0.10%	0.23%	0.19%	0.22%
Allowance as a percentage of total loans held in portfolio	0.66	0.67	0.71	0.96	1.02

(1)                                      Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$535	$622	$736	$760	$804
Purchased specialty mortgage finance	585	615	597	553	483
Total home nonaccrual loans	1,120	1,237	1,333	1,313	1,287
Home equity loans and lines of credit	48	45	47	46	49
Home construction:
Builder(2)	18	23	25	31	31
Custom(3)	6	8	10	9	9
Multi-family	20	23	19	39	54
Other real estate	133	153	153	309	369
Total nonaccrual loans secured by real estate	1,345	1,489	1,587	1,747	1,799
Consumer	9	7	8	10	15
Commercial business	42	46	31	56	79
Total nonaccrual loans held in portfolio	1,396	1,542	1,626	1,813	1,893
Foreclosed assets	286	307	311	293	307
Total nonperforming assets	$1,682	$1,849	$1,937	$2,106	$2,200
As a percentage of total assets	0.60%	0.66%	0.70%	0.73%	0.78%
Restructured loans	$79	$107	$111	$118	$89
Total nonperforming assets and restructured loans	$1,761	$1,956	$2,048	$2,224	$2,289

(1)                                      Excludes nonaccrual loans held for sale of $99 million at June 30, 2004.  Prior periods also reflect the exclusion of nonaccrual loans held for sale of $135 million, $66 million, $67 million and $73 million at March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003.  Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)                                      Represents loans to builders for the purpose of financing the acquisition, development and construction of  single-family residences for sale.

(3)                                      Represents construction loans made directly to the intended occupant of a single-family residence.